Exhibit 99.1 Arvinas Presents Preclinical Data for ARV-806 Demonstrating Robust and Differentiated Activity in Models of KRAS G12D-mutated Cancer at the 2025 AACR-NCI- EORTC International Conference on Molecular Targets and Cancer Therapeutics – In vivo, ARV-806 demonstrated robust and durable KRAS G12D degradation, leading to significant tumor growth inhibition in models of pancreatic, colorectal, and lung cancer – – Data underscore differentiation of ARV-806 from other G12D targeting agents in development and best-in-class potential for KRAS G12D mutated cancers – New Haven, Conn., October 24, 2025 — Arvinas, Inc. (Nasdaq: ARVN), a clinical-stage biotechnology company creating a new class of drugs based on targeted protein degradation, today announced preclinical data for ARV-806, a PROTAC KRAS G12D degrader, at the 2025 AACR-NCI-EORTC International Conference on Molecular Targets and Cancer Therapeutics in Boston, Massachusetts. The ARV-806 data presented show a differentiated profile based on degradation potency, antiproliferative activity, and induction of cancer cell death. ARV-806 is designed to target both the ON and OFF forms of KRAS G12D, which is the most common mutation of the KRAS protein. ARV-806 has the potential to address high unmet need in solid tumors, such as pancreatic, colorectal and non-small cell lung cancer. “These data suggest the potential of targeted protein degradation to overcome historical limitations in addressing undruggable KRAS mutations,” said Angela Cacace, Ph.D., Chief Scientific Officer of Arvinas. “ARV-806’s ability to eliminate both ON and OFF forms of KRAS G12D, combined with its potency and durability shown in preclinical models, supports our confidence in its clinical potential to deliver meaningful benefit for patients with KRAS G12D- mutated cancers.” Key highlights from the presentation include: • In vitro, ARV-806 degraded KRAS G12D with picomolar potency across pancreatic, colorectal, and lung cancer cell lines but did not induce degradation of wild-type and other mutant RAS isoforms. • ARV-806 is differentiated from other KRAS G12D targeting agents in development and has potential to be a best-in-class therapy for KRAS G12D mutated cancers due to: o Catalytic activity, which allows it to overcome upregulation, a common mechanism of resistance to inhibitor treatment o Compared with clinical-stage KRAS G12D ON and OFF inhibitors and another clinical-stage G12D degrader, ARV-806 demonstrated:  >25-fold greater potency in reducing cancer cell proliferation,  >40-fold higher potency in degrading KRAS G12D protein (versus the comparable clinical-stage G12D degrader), and  >10-fold lower concentrations required to induce pro-apoptotic BIM expression. • Following a single intravenous dose in a colorectal tumor xenograft model, ARV-806 degraded >90% of KRAS G12D for seven days, with parallel suppression of c-MYC (a key driver of cancer cell proliferation) and induction of BIM (Bcl-2-interacting mediator of cell death, a pro-apoptotic factor) for ≥5 days. • ARV-806 demonstrated robust efficacy responses at low doses in tumor models including: ≥30% tumor volume reductions in pancreatic and colorectal cell line-derived xenograft (CDX) models and a patient-derived xenograft (PDX) model of lung cancer.

Exhibit 99.1 These data demonstrate sustained pharmacodynamic activity consistent with long-lasting target degradation, which we believe supports intermittent clinical dosing. Arvinas is currently evaluating ARV-806 in a Phase 1 clinical trial in patients with KRAS G12D–mutated advanced solid tumors (NCT07023731). Also shown in the poster, orally bioavailable pan-KRAS degraders have been identified that potently degrade multiple variants of KRAS and spare other RAS isoforms. A tool pan-KRAS PROTAC demonstrated robust single-agent activity and superior combination efficacy with immune checkpoint blockade compared with a pan-RAS ON inhibitor (7 complete responses compared with 2 complete responses). About ARV-806 ARV-806 is a novel, investigational PROTAC degrader designed to selectively target and degrade mutant Kirsten rat sarcoma (KRAS) G12D which is the most common mutation of the KRAS protein. Therefore, ARV-806 has the potential to address high unmet need in solid tumors, such as pancreatic, colorectal and lung cancer. ARV-806 is currently being evaluated in a Phase 1 clinical trial in patients with advanced solid tumors harboring KRAS G12D mutations. About Arvinas Arvinas (Nasdaq: ARVN) is a clinical-stage biotechnology company dedicated to improving the lives of patients suffering from debilitating and life-threatening diseases. Through its PROTAC (PROteolysis TArgeting Chimera) protein degrader platform, the Company is pioneering the development of protein degradation therapies designed to harness the body’s natural protein disposal system to selectively and efficiently degrade and remove disease-causing proteins. Arvinas is currently progressing multiple investigational drugs through clinical development programs, including vepdegestrant, targeting the estrogen receptor for patients with locally advanced or metastatic ER+/HER2- breast cancer; ARV-393, targeting BCL6 for relapsed/refractory non-Hodgkin Lymphoma; ARV-102, targeting LRRK2 for neurodegenerative disorders; and ARV-806, targeting KRAS G12D for mutated cancers, including pancreatic, colorectal and lung cancers. Arvinas is headquartered in New Haven, Connecticut. For more information about Arvinas, visit www.arvinas.com and connect on LinkedIn and X. Forward-Looking Statements This press release contains forward-looking statements within the meaning of The Private Securities Litigation Reform Act of 1995 that involve substantial risks and uncertainties, including statements regarding: the potential of ARV-806, including its potential to address high unmet need in solid tumors, such as pancreatic, colorectal and non-small cell lung cancer, and it’s clinical potential to deliver meaningful benefit for patients with KRAS G12D-mutated cancers; the potential of targeted protein degradation to overcome historical limitations in addressing undruggable KRAS mutations; and Arvinas’ belief that these preclinical data demonstrating sustained pharmacodynamic activity consistent with long-lasting target degradation, support intermittent clinical dosing. All statements, other than statements of historical fact, contained in this press release, including statements regarding Arvinas’ strategy, future operations, future financial position, future revenues, projected costs, prospects, plans and objectives of management, are forward-looking statements. The words “anticipate,” “believe,” “estimate,” “expect,” “intend,” “may,” “plan,” “target,” “goal,” “potential,” “will,” “would,” “could,” “should,” “look forward,” “continue,” and similar expressions are intended to identify forward-looking statements, although not all forward-looking statements contain these identifying words.

Exhibit 99.1 Arvinas may not actually achieve the plans, intentions or expectations disclosed in these forward-looking statements, and you should not place undue reliance on such forward-looking statements. Actual results or events could differ materially from the plans, intentions and expectations disclosed in the forward-looking statements Arvinas makes as a result of various risks and uncertainties, including but not limited to: whether Arvinas will be able to successfully conduct and complete clinical development for its product candidates, including ARV-806; risks related to drug development; risks related to Arvinas’ expectations regarding the potential clinical benefit of ARV-806; uncertainties relating to regulatory applications and related approval timelines; Arvinas’ ability to protect its intellectual property portfolio; Arvinas’ reliance on third parties; whether Arvinas will be able to raise capital when needed; whether Arvinas’ cash and cash equivalent resources will be sufficient to fund its foreseeable and unforeseeable operating expenses and capital expenditure requirements; and other important factors discussed in the “Risk Factors” section of Arvinas’ Annual Report on Form 10-K for the year ended December 31, 2024 and subsequent other reports on file with the U.S. Securities and Exchange Commission. The forward-looking statements contained in this press release reflect Arvinas’ current views with respect to future events, and Arvinas assumes no obligation to update any forward-looking statements, except as required by applicable law. These forward-looking statements should not be relied upon as representing Arvinas’ views as of any date subsequent to the date of this release. Contacts Investors: Jeff Boyle +1 (347) 247-5089 Jeff.Boyle@arvinas.com Media: Kirsten Owens +1 (203) 584-0307 Kirsten.Owens@arvinas.com